                                                                    EXHIBIT 99.1


                              [CNET NETWORKS LOGO]

                  SUPPLEMENTAL COMBINED CNET AND ZDNET PROFORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS*
                               UNAUDITED - (000s)

                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                                  DECEMBER 31,                        DECEMBER 31,
                                                         ------------------------------      ------------------------------
                                                             2000              1999              2000              1999
                                                         ------------      ------------      ------------      ------------
Revenues:
      Internet                                           $    106,232      $     73,102      $    370,793      $    212,567
      Other                                                    13,813            19,013            56,881            74,466
                                                         ------------      ------------      ------------      ------------
         Total revenues                                       120,045            92,115           427,674           287,033

Cost of revenues                                               43,843            37,222           174,404           117,730

                                                         ------------      ------------      ------------      ------------
         Gross profit                                          76,202            54,893           253,270           169,303

Operating expenses:
      Sales and marketing                                      51,318            66,469           168,936           141,229
      General and administrative                                6,793            12,021            37,778            43,710
                                                         ------------      ------------      ------------      ------------
                                                               58,111            78,490           206,714           184,939

         Adjusted EBITDA                                       18,091           (23,597)           46,556           (15,636)

Other operating expenses:
      Merger expenses                                           1,195                --             1,195                --
      Depreciation                                              5,541             3,482            18,707            11,500
      Amortization of goodwill and intangibles                182,725           146,585           763,083           561,054
                                                         ------------      ------------      ------------      ------------
                                                              189,461           150,067           782,985           572,554

         Operating income (loss)                             (171,370)         (173,664)         (736,429)         (588,190)

Other income (expense):
      Realized gain (loss) on investments                    (384,678)          613,716          (277,783)          736,082
      Other income (expense), net                                 676             1,351            (5,410)            2,523
                                                         ------------      ------------      ------------      ------------
         Total other income (expense)                        (384,002)          615,067          (283,193)          738,605
                                                         ------------      ------------      ------------      ------------

         Net income (loss) before income taxes               (555,372)          441,403        (1,019,622)          150,415

         Income taxes                                        (130,947)          217,302           (81,339)          260,891

                                                         ------------      ------------      ------------      ------------
         Net income (loss)                               $   (424,425)     $    224,101      $   (938,283)     $   (110,476)
                                                         ============      ============      ============      ============

Basic net income (loss) per share                        $      (3.16)     $       1.81      $      (7.17)     $      (0.91)
                                                         ============      ============      ============      ============

Diluted net income (loss) per share                      $      (3.16)     $       1.65      $      (7.17)     $      (0.91)
                                                         ============      ============      ============      ============

EPS before amortization of goodwill, merger
      expenses, realized gain (loss) on investments
      and income taxes                                   $       0.09      $      (0.21)     $       0.16      $      (0.20)
                                                         ============      ============      ============      ============


Shares used in calculating basic
      per share data                                          134,218           123,624           130,774           121,820
                                                         ============      ============      ============      ============

Shares used in calculating diluted
      per share data                                          134,218           135,516           130,774           121,820
                                                         ============      ============      ============      ============

Shares used in calculating EPS before amortization
      of goodwill, merger expenses, realized gains
      (losses) on investments and income taxes                140,467           123,624           139,019           121,820
                                                         ============      ============      ============      ============

* ZDNet consolidated as of January 1, 1999.

                              [CNET NETWORKS LOGO]

                     CONSOLIDATED STATEMENTS OF OPERATIONS*
                               UNAUDITED - (000s)

                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                                  DECEMBER 31,                        DECEMBER 31,
                                                         ------------------------------      ------------------------------
                                                             2000              1999              2000              1999
                                                         ------------      ------------      ------------      ------------
Revenues:
      Internet                                           $     99,168      $     35,846      $    244,658      $    104,887
      Other                                                    11,807             2,462            19,361             7,458
                                                         ------------      ------------      ------------      ------------
         Total revenues                                       110,975            38,308           264,020           112,345

Cost of revenues                                               39,192            16,054            97,548            47,605

                                                         ------------      ------------      ------------      ------------
         Gross profit                                          71,783            22,254           166,472            64,740

Operating expenses:
      Sales and marketing                                      47,985            48,680           107,119            94,139
      General and administrative                                6,575             1,988            19,167             8,731
                                                         ------------      ------------      ------------      ------------
                                                               54,560            50,668           126,285           102,870

         Adjusted EBITDA                                       17,223           (28,414)           40,186           (38,130)

Other operating expenses:
      Merger expenses                                           1,195                --             1,195                --
      Depreciation                                              5,276             2,231            15,442             7,972
      Amortization of goodwill and intangibles                178,174             8,575           340,406            15,036
                                                         ------------      ------------      ------------      ------------
                                                              184,645            10,806           357,043            23,008

         Operating income (loss)                             (167,422)          (39,220)         (316,857)          (61,138)

Other income (expense):
      Realized gain (loss) on investments                    (384,678)          611,772          (277,783)          734,138
      Other income (expense), net                                 809               891             1,062             1,223
                                                         ------------      ------------      ------------      ------------
         Total other income (expense)                        (383,869)          612,663          (276,721)          735,361
                                                         ------------      ------------      ------------      ------------

         Net income (loss) before income taxes               (551,291)          573,443          (593,578)          674,223

         Income taxes                                        (159,207)          217,003          (109,599)          257,315

                                                         ------------      ------------      ------------      ------------
         Net income (loss)                               $   (392,084)     $    356,440      $   (483,979)     $    416,908
                                                         ============      ============      ============      ============

Basic net income (loss) per share                        $      (3.12)     $       4.84      $      (5.18)     $       5.80
                                                         ============      ============      ============      ============

Diluted net income (loss) per share                      $      (3.12)     $       4.18      $      (5.18)     $       5.00
                                                         ============      ============      ============      ============

EPS before amortization of goodwill, merger
      expenses, costs, realized gain (loss) on
      investments and income taxes                       $       0.10      $      (0.40)     $       0.25      $       0.62
                                                         ============      ============      ============      ============

Shares used in calculating basic
      per share data                                          125,868            73,624            93,461            71,820
                                                         ============      ============      ============      ============

Shares used in calculating diluted
      per share data                                          125,868            85,516            93,461            83,373
                                                         ============      ============      ============      ============

Shares used in calculating EPS before amortization
      of goodwill, merger expenses, realized gains
      (losses) on investments and income taxes                132,117            73,624           101,706            71,820
                                                         ============      ============      ============      ============

*  ZDNet consolidated as of October 18, 2000

                              [CNET NETWORKS LOGO]

                           CONSOLIDATED BALANCE SHEET
                                    UNAUDITED
                                     (000s)

                                                       DECEMBER 31,      DECEMBER 31,
                                                           2000              1999
                                                       ------------      ------------
                              ASSETS
Current assets:
     Cash and cash equivalents                         $    169,311      $     53,803
     Investments in marketable debt securities               52,864            65,985
     Investments in marketable equity securities             55,512           785,909
     Accounts receivable, net                                95,573            24,628
     Other current assets                                    52,737            18,743
                                                       ------------      ------------
          Total current assets                              425,997           949,068

Investments in marketable debt securities                    81,823           109,802
Investments in marketable equity securities                   4,375                --
Property and equipment, net                                  59,288            30,044
Other assets                                                189,716            50,609
Goodwill and intangibles                                  2,102,200            90,788
                                                       ------------      ------------
          Total assets                                 $  2,863,399      $  1,230,311
                                                       ============      ============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                  $     19,044      $     11,461
     Accrued liabilities                                     97,861            16,398
     Current portion of long-term debt                        5,831             5,750
     Tax-related liabilities                                  6,798           311,750
                                                       ------------      ------------
          Total current liabilities                         129,534           345,359
                                                                                   --
Long-term debt and other liabilities                        185,185           179,114
                                                       ------------      ------------
          Total liabilities                                 314,719           524,473

Stockholders' equity:
     Common stock                                                14                 7
     Additional paid in capital                           2,659,893           218,670
     Other comprehensive income                              37,364           121,409
     Retained earnings (deficit)                           (118,227)          365,752
     Treasury stock, at cost                                (30,364)               --
                                                       ------------      ------------
          Total stockholders' equity                      2,548,680           705,838
                                                       ------------      ------------
                                                       $  2,863,399      $  1,230,311
                                                       ============      ============